UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 18, 2024

SunPower Corporation
(Exact name of registrant as specified in its charter)

001-34166
(Commission File Number)

Delaware	94-3008969
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

880 Harbour Way South, Suite 600, Richmond, California 94804
(Address of principal executive offices, with zip code)

(408) 240-5500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, $0.001 par value per share	SPWR	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On January 18, 2024, SunPower Corporation (the “Company”) entered into an Extension Agreement to the Credit Agreement (the “Extension Agreement”) amending that certain Credit Agreement, dated as of September 12, 2022, as amended by the First Amendment to Credit Agreement, dated as of January 26, 2023, as amended by the Second Amendment to Credit Agreement, dated as of December 8, 2023 (together and as amended, the “Credit Agreement”) by and among the Company, certain of its subsidiaries as guarantors, Bank of America, N.A. (“Bank of America”), BMO Bank, N.A., Citibank, N.A. and JPMorgan Chase Bank, N.A. as the lenders and L/C issuers party thereto, and Bank of America, as administrative agent. Capitalized terms used but not defined herein shall have the meanings given to such terms in the Extension Agreement. As previously disclosed on December 11, 2023, the Company entered into an Amendment and Waiver to the Credit Agreement whereby, among other things, a temporary waiver until January 19, 2024 of existing and certain anticipated defaults and events of default under the Credit Agreement related to the breach of a financial covenant and a reporting covenant were granted.

The Extension Agreement provides for, among other things, the extension of the temporary waiver until January 31, 2024.

The foregoing description of the Extension Agreement is qualified in its entirety by reference to the full text of the Extension Agreement, a copy of which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The discussion in Item 1.01 is incorporated herein by reference.

Item 2.04.	Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

As previously disclosed on December 22, 2023, SPWR RIC Borrower 2022-1, LLC, a wholly owned indirect subsidiary (the “Subsidiary”) of the Company entered into the Fourth Amendment and Temporary Waiver to the Loan and Security Agreement, which provided a temporary waiver until January 19, 2024 of certain enumerated events of default under and amended that certain Loan and Security Agreement, dated June 30, 2022 (the “Atlas Credit Agreement”) by and among, inter alios, the Subsidiary, as borrower, Atlas Securitized Products Holdings, L.P., as administrative agent (“Atlas”) and Computershare Trust Company, National Association, as paying agent (the “Paying Agent”).

On January 18, 2024, the Subsidiary entered into an Extension Agreement (the “Atlas Extension Agreement”) providing for, among other things, the extension of the temporary waiver until January 31, 2024 related to the breach of certain covenants.

Item 8.01.	Other Events.

Subsequent to entering into the Extension Agreement, the Company plans to continue negotiating the terms and conditions of the Credit Agreement with Bank of America, the administrative agent and collateral agent for the lenders, which could include further consents or waivers to provide a longer term solution to address covenants and available borrowings under the Credit Agreement. Further, subsequent to entering into the Atlas Extension Agreement, the Subsidiary plans to continue negotiating the terms and conditions of the Atlas Credit Agreement with Atlas and the Paying Agent, which could include further consents or waivers to provide a longer term solution to address covenants under the Atlas Credit Agreement. There can be no assurance that such further consents or waivers will be obtained.

Caution Regarding Forward-Looking Statements

This Current Report on Form 8-K includes information that constitutes forward-looking statements. Forward-looking statements often address expected future business and financial performance, and often contain words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” or “will.” By their nature, forward-looking statements address matters that are subject to risks and uncertainties. Any such forward-looking statements may involve risk and uncertainties that could cause actual results to differ materially from any future results encompassed within the forward-looking statements. All statements, other than statements of historical fact, are forward-looking statements. Examples of such forward-looking statements include, but are not limited to, statements regarding the Company’s ability to continue negotiations surrounding the Credit Agreement and the Atlas Credit Agreement and obtain any additional waivers and consents under the Credit Agreement and the Atlas Credit Agreement, and the timing and outcome thereof. Factors that could cause or contribute to such differences include, but are not limited to, the Company’s ability to obtain waivers and consents under the Credit Agreement and the Atlas Credit Agreement, and the timing and outcome thereof; the Company’s ability to comply with debt covenants or cure any defaults; the Company’s ability to repay our obligations as they come due; and the risks and other important factors discussed under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K/A for the fiscal year ended January 1, 2023, and the Company’s other filings with the SEC. These forward-looking statements should not be relied upon as representing the Company’s views as of any subsequent date, and the Company is under no obligation to, and expressly disclaims any responsibility to, update or alter its forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by applicable law.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Extension Agreement, dated January 18, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNPOWER CORPORATION

January 19, 2024	By:	/S/ ELIZABETH EBY
	Name:	Elizabeth Eby
	Title:	Executive Vice President and Chief Financial Officer